15. Inventories	12 Months Ended
Dec. 31, 2020
Disclosure of inventories [abstract]
Inventories
15.	Inventories
	12.31.2020	12.31.2019
Crude oil	2,242	3,905
Oil products	1,925	2,274
Intermediate products	396	586
Natural gas and Liquefied Natural Gas (LNG)	122	173
Biofuels	30	28
Fertilizers	8	28
Total products	4,723	6,994
Materials, supplies and others	954	1,195
Total	5,677	8,189

In the year ended December 31, 2020, the Company recognized a US$ 375 loss within cost of sales, adjusting inventories to net realizable value (a US$ 15 loss within cost of sales in the year ended December 31, 2019) primarily due to changes in international prices of crude oil and oil products.

At December 31, 2020, the Company had pledged crude oil and oil products volumes as collateral for the Terms of Financial Commitment (TFC) signed by Petrobras and Petros in 2008, in the amount of US$ 2,750 (US$ 3,525 at December 31, 2019).

15.1.	Accounting policy for inventories

Inventories are determined by the weighted average cost method adjusted to the net realizable value when it is lower than its carrying amount.

Net realizable value is the estimated selling price of inventory in the ordinary course of business, less estimated cost of completion and estimated expenses to complete its sale. Changes in sales prices after the reporting date of the financial statements are considered in the calculation of the net realizable value if they confirm the conditions existing on that reporting date.

Crude oil and LNG inventories can be traded or used for production of oil products.

Intermediate products are those product streams that have been through at least one of the refining processes, but still need further treatment, processing or converting to be available for sale.

Biofuels mainly include ethanol and biodiesel inventories.

Materials, supplies and others mainly comprise production supplies and operating materials used in the operations of the Company, stated at the average purchase cost, not exceeding replacement cost.